UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1933
Date of Report (Date of earliest event reported):  April 2, 2018

OWENS REALTY MORTGAGE, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54957	46-0778087
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2221 Olympic Boulevard
Walnut Creek, California		94595
(Address of Principal Executive Offices)		(Zip Code)
Registrant's telephone number, including area code: (925) 935-3840
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 1.01 Entry into a Material Definitive Agreement

As part of the previously announced effort to address the management compensation structure of Owens Realty Mortgage, Inc. (the "Company") and improve corporate governance, the Company and Owens Financial Group, Inc. (the "Manager"), have entered into Amendment No. 1 (the "Amendment") to the Management Agreement, dated May 20, 2013, by and between the Company and the Manager (the "Management Agreement").  The Amendment was unanimously approved by the Company's Board of Directors (the "Board") and by the Audit Committee and Compensation Committee of the Board, each of which committees is composed exclusively of independent Board members. In connection with its consideration of the terms of the Amendment and related matters, the Compensation Committee considered input received from stockholders, independent financial advisors, independent legal counsel and management, and the analysis of multiple options relating to the Company's internal and external management compensation structure.

Terms of the Amendment. The Amendment reflects the agreement of the Board and the Manager to implement the following changes to the Manager's compensation structure effective as of April 1, 2018:

•
Reduced Management Fee: The Amendment revises the management fee by making permanent the recent "Interim Management Fee" adjustment disclosed in Note 9 of the Notes to Consolidated Financial Statements in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2017, along with an additional adjustment such that the "Management Fee," calculated and payable to the Manager monthly in arrears, equals (i) one-twelfth (1/12) multiplied by (ii) (a) 1.50% of the first $300,000,000 of the Company's Stockholders' Equity (as defined in the Amendment), and (b) 1.25% of the Stockholders' Equity that is greater than $300,000,000.

•
Company to Receive 30% of Loan Fees: The Company will receive thirty-percent (30%) of the gross fees and commissions paid to the Manager in connection with the Company making or investing in mortgage loans, including thirty-percent (30%) of the gross fees paid in connection with the extension or modification of any loans, with the exception of certain miscellaneous administration fees collected in association with loan funding, demand, and partial release fees, with the remaining seventy-percent (70%) of such fees to be paid to the Manager.

•
Company to Receive 30% of Late Payment Charges: The Company will receive thirty-percent (30%) of all late payment charges from borrowers on loans owned by the Company, with the remaining seventy-percent (70%) to be paid to the Manager.

•	Elimination of Service Fees: The Company will no longer pay the Manager any servicing fees for the Manager's services as servicing agent with respect to any of its mortgage loans.

•	Elimination of Certain Expense Reimbursements: The Company will no longer reimburse the Manager for salary and related salary expense of the Manager's non-management and non-supervisory personnel.
The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which has been filed with this Current Report on Form 8-K as Exhibit 1.1 hereto and is incorporated herein by reference.

Item 7.01    Regulation FD Disclosure

A copy of a press release announcing the Amendment is attached hereto as Exhibit 99.1 and is incorporated in this Item 7.01 by reference.

The information in this Item 7.01, including Exhibit 99.1 incorporated by reference herein, is being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into any filing made by the Company pursuant to the Securities Act of 1933, as amended, or the Exchange Act, other than to the extent that such filing incorporates any or all of such information by express reference thereto.

Forward-Looking Statements

This Current Report (including information included or incorporated by reference herein) may contain "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995 and other federal securities laws. Forward-looking statements about the Company's business, financial condition and prospects, and anticipated events, including the amendment to the management agreement or other items discussed in this Current Report, are based on current information, estimates, and projections; they are subject to risks and uncertainties, as well as known and unknown risks, which could cause actual results to materially differ from the forward-looking statements made in this Current Report and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "target," "assume," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believe," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements.

Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake and expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, except as required by law. Additional information concerning these and other risk factors is contained in the Company's most recent filings with the Securities and Exchange Commission including those appearing under the heading "Item 1A. Risk Factors" in the Company's most recent Annual Report on Form 10-K and each subsequent Quarterly Report on Form 10-Q. All subsequent written and oral forward-looking statements concerning the Company or matters attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
1.1	Amendment No. 1 to Management Agreement, by and between Owens Realty Mortgage, Inc. and Owens Financial Group, Inc.
99.1

Press Release of Owens Realty Mortgage, Inc., issued on April 3, 2018, titled "Owens Realty Mortgage, Inc. Announces Amendment to Management Agreement to Permanently Reduce Management Fees and Expenses".

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS REALTY MORTGAGE, INC., a Maryland corporation

Date: April 3, 2018	By: /s/ Bryan H. Draper
Name: Bryan H. Draper
Title: President and Chief Executive Officer